Filed under Rule 497(e)

Registration No. 811-3738

VALIC COMPANY I

Supplement to the Prospectus dated October 1, 2012, as supplemented

Dividend Value Fund

(the “Fund”)

Effective immediately, the information about the Fund in the section “Additional Information About the Funds’ Investment Strategies and Risks” is deleted in its entirety and replaced with the following:

Dividend Value Fund

Equity securities include common stock, preferred stock, securities convertible into common stock, or securities or other instruments whose price is linked to the value of common stock. Convertible securities are generally debt securities or preferred stock that may be converted into common stock. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock). A convertible’s value usually reflects both the stream of current income payments and the market value of the underlying common stock. Preferred stock is a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may also be convertible into common stock.

BlackRock selects investments for the Fund that it believes will both increase in value over the long-term and provide current income, focusing on investments that will do both instead of those that will favor current income over capital appreciation. SAAMCo will select up to thirty high dividend yielding common stocks, which will be evaluated and adjusted at the discretion of the portfolio manager on an annual basis. The first ten stocks selected will represent the ten highest yielding stocks within the Dow Jones Industrial Average. The next twenty stocks will be selected from the Russell 1000 Index, although stocks in the financials and utilities sectors will generally be excluded from this twenty stock selection process. Certain stocks in the Russell 1000 Index may also be excluded as a result of liquidity screens applied during the selection process. The selection criteria used to select stocks for the twenty stock portion of the component of the Fund sub-advised by SAAMCo will generally include dividend yield as well as a combination of factors that relate to profitability and valuation. Selections for the Fund may include securities of foreign issuers. While the securities selection process will take place on an annual basis, the portfolio manager may, from time to time, substitute certain securities for those selected for the Fund or reduce the position size of a portfolio security in between the annual rebalancings, under certain limited circumstances. These circumstances will generally include where a security held by the Fund no longer meets the dividend yielding criteria, when the value of a security becomes a disproportionately large percentage of the Fund’s holdings, or when the size of the Fund’s position in the security has the potential to create market liquidity or other issues in connection with the annual rebalancing or efficient management of the Fund, each in the discretion of the portfolio manager. The annual consideration of the stocks that meet the selection criteria will take place on or about October 31.

Date: July 15, 2013